Posting Supplement No. 44 dated September 11, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 376658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376658	$11,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376658. Member loan 376658 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,773 / month
Current employer:	Michael's Hess	Debt-to-income ratio:	18.07%
Length of employment:	5 years 3 months	Location:	Waterford, CT

Home town:
Current & past employers:	Michael's Hess
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought my first home two weeks ago, I must replace the roof within 1 year, it is currently 4 layers and is beginning to look really bad with nails from the lower levels bulging up there are no visible leaks but I do not want to take the chance and i would like to replace it before winter, the overall structure of the house is in perfect shape. we have already moved in! I was able to purchase this house at half the price it's valued at and stand to gain $80,000 in equity

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,720.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393617	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393617. Member loan 393617 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Get Fit , Feel Fine	Debt-to-income ratio:	0.65%
Length of employment:	4 years 4 months	Location:	Harker Heights, TX

Home town:	Samoa
Current & past employers:	Get Fit , Feel Fine, Favor Autos
Education:

This borrower member posted the following loan description, which has not been verified:

To pay off a credit card and to invest in my business.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410422	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410422. Member loan 410422 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Derbyshire Machine and Tool Co	Debt-to-income ratio:	7.80%
Length of employment:	11 years 5 months	Location:	Telford, PA

Home town:	Abington
Current & past employers:	Derbyshire Machine and Tool Co, BEC Machine Products
Education:	Spring Garden College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and eliminate all credit cards. To have all paid in one managable monthly payment.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,918.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425051	$12,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425051. Member loan 425051 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	11.94%
Length of employment:	4 years	Location:	Glenwood Springs, CO

Home town:
Current & past employers:	Self Employed
Education:	La Salle University

This borrower member posted the following loan description, which has not been verified:

I am looking for money to purchase an established business and its equipment that provides the service of parking lot light and sign maintenance and repair. Purchase includes a bucket truck, tools, trade name, client list, job orders and training. This is the only business in the area that specializes in providing this service. The service area includes 2 resort communities as well as 7 other towns. The current owner wants to retire. The business has continued to do well despite our current economy and there is room to expand.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,583.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427722	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427722. Member loan 427722 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Computech Inc.	Debt-to-income ratio:	11.85%
Length of employment:	1 year 2 months	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Computech Inc., GK&A Advertising
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

Getting Comcast and ADT Services, and an HDTV to compliment my recent home purchase. Will quickly repay upon receiving national tax credit for first time homebuyers ($8000)

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	12
Revolving Credit Balance:	$2,023.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 427868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427868	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427868. Member loan 427868 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,377 / month
Current employer:	us security associates	Debt-to-income ratio:	0.00%
Length of employment:	6 years 1 month	Location:	pittsburg, CA

Home town:	tailevu
Current & past employers:	us security associates, mary mount green hills retirement center
Education:

This borrower member posted the following loan description, which has not been verified:

I am a hard working man who has had some bad luck recently. My son at the beginning of this year was involved in a really bad car accident and was severly injured. The driver of the car did not have enough insurance to pay for all of the medical expenses. They also did not have the money to pay for them theirselves therefore we got stuck with the reality that our son had thousands in medical bills left to pay and we were his only means of paying them. We have paid most of them off but still need to pay off the other 5000. We are very responsible and have no late bills or unpaid bills. This will help us move on from this life altering experience. I also will use the other 3000 to pay off some bills that have been adding up from paying the minimum to afford my sons healthcare.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,000.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430014	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430014. Member loan 430014 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	American Music Theatre	Debt-to-income ratio:	1.20%
Length of employment:	1 year	Location:	strasburg, PA

Home town:	Lancaster
Current & past employers:	American Music Theatre, Show Stopper Inc.
Education:	Full Sail Real World Education

This borrower member posted the following loan description, which has not been verified:

The reason for asking to borrow this money is to pay back taxes as well as debt incurred while attmpting to start my own business. Review of my credit report will show that I am very good about making payments. I have a sense of responsibilty to pay back in full anything I have ever borrowed.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,318.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432853	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432853. Member loan 432853 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	21.36%
Length of employment:	6 years 2 months	Location:	Slidell, LA

Home town:	Lafayette
Current & past employers:	Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

After recently getting married, my wife and I realized that consolidating our credit card debt would make life easier. We have never been late on any payments, but making so many multiple payments each month is a hassle. Also, we figure paying normal people interest each month is better than paying the banks. This loan would allow us to pay off debt faster, and pay less interest. I do expect to pay this loan off early.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,872.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435180	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435180. Member loan 435180 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cemex	Debt-to-income ratio:	8.49%
Length of employment:	13 years 3 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	cemex
Education:

This borrower member posted the following loan description, which has not been verified:

furniture

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,998.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435210	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435210. Member loan 435210 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Department of Veterans Affairs (VA)	Debt-to-income ratio:	17.79%
Length of employment:	2 years 6 months	Location:	New Memphis, IL

Home town:	Richmond
Current & past employers:	Department of Veterans Affairs (VA), Department of the Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate 3 credit cards and a personal loan totaling very close to $20.000.00. I wish to repay the loan in 30 months. At the current rates of intrest that the credit card companys just increased to it would take me 20 years to repay. I'm looking for a fixed loan at a fixed interest for a specific period.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,283.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436101	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436101. Member loan 436101 was requested on August 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Self employed	Debt-to-income ratio:	16.76%
Length of employment:	7 years 8 months	Location:	Annapolis, MD

Home town:	Silver Spring
Current & past employers:	Self employed
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

Professional financial planning practice seeks financing for expansion of office space and staff.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$210,913.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436109	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436109. Member loan 436109 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	dee brothers party store and club	Debt-to-income ratio:	0.11%
Length of employment:	6 years 3 months	Location:	clinton township, MI

Home town:
Current & past employers:	dee brothers party store and club
Education:

This borrower member posted the following loan description, which has not been verified:

i really need to get a loan to pay down some debt and re do my home like my bath rooms i have good credit and i was looking on line and found the lending club we all know that banks are not making loans now not even to people like my self who has never had a problem paying back the money i hope that this can help me pay down some bills and fix my bath rooms thanks.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 436914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436914	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436914. Member loan 436914 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,131 / month
Current employer:	Virtua	Debt-to-income ratio:	15.42%
Length of employment:	11 months	Location:	MARLTON, NJ

Home town:	Marlton
Current & past employers:	Virtua, The Sand Stand
Education:	undefined

This borrower member posted the following loan description, which has not been verified:

the purpose of this loan is to help pay for my wedding expenses that I will be unable to cover otherwise - thank you!

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,724.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437399	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437399. Member loan 437399 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,947 / month
Current employer:	Best Buy Co Inc	Debt-to-income ratio:	16.97%
Length of employment:	1 year 8 months	Location:	BLOOMFIELD, NJ

Home town:	Blodgett
Current & past employers:	Best Buy Co Inc, First Investors, Inc., Allmake Appliances, The Roman Catholic Archdiocese of Newark
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

The only purpose this money has is to get me out of credit card debt and give myself one very manageable monthly payment. Last January I was $30,000 in debt, and have worked it down to roughly $20,000. My fiancee and I want to buy a house in the near future but I know I can't do that carrying all this debt with me and expect to be okay in the long run. I manage my expenses very well, and the monthly payment I have set up with Lending Club is only a little more than what I have in minimum monthly payments with my credit cards. Thank you for your time and future investment!

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,708.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438035	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438035. Member loan 438035 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Data Executive, LLC	Debt-to-income ratio:	5.05%
Length of employment:	5 months	Location:	New York, NY

Home town:	Yerevan
Current & past employers:	Data Executive, LLC, Jefferies Group
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

Hello, I am applying for this loan to cover start-up expenses for my new business, Data Executive, LLC. The funds will be used to pay for start-up costs including advertising, office space (3 months), and website development. We provide Business Intelligence and Data Warehousing solutions to financial firms including Broker/Dealers, Investment Banks, and Hedge Funds. I have excellent payment history, credit score, and line of credit. Thank you.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$125.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438165	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438165. Member loan 438165 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	SunGard Data Systems	Debt-to-income ratio:	16.96%
Length of employment:	10 years 8 months	Location:	Newtown Square, PA

Home town:	Levitown
Current & past employers:	SunGard Data Systems, Fastech Inc.
Education:	Delaware County Community College

This borrower member posted the following loan description, which has not been verified:

My wife has recently stopped work to care for children, and recent medical expense have been placed on credit cards, placing up a whole with Credit Card company's jacking the rate to 29.99%. We have always paid off credit cards every month but with the recent changes we have not been able to and has placed us in a deep whole.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	5
Revolving Credit Balance:	$9,063.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438430	$1,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438430. Member loan 438430 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	12.33%
Length of employment:	n/a	Location:	MECHANICSBURG, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I need many for car repair.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,641.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438446	$15,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438446. Member loan 438446 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Rudder Inc	Debt-to-income ratio:	7.05%
Length of employment:	2 years 5 months	Location:	Houston, TX

Home town:
Current & past employers:	Rudder Inc
Education:	SUNY College at Old Westbury

This borrower member posted the following loan description, which has not been verified:

I am an experienced entrepreneur looking into purchasing a drive thru coffee shop. I have the required capital to acquire the place and get it started. I am short on the initial ramp up and working expenses. I expect to be cashflow positive starting month 1. The coffee shop drive thru business is a clean, efficient and high margin business, which is why I have chosen to get into it. The recommended traffic threshold for a drive thru to work is 15K vehicles, the location where I am opening has 50K vehicles daily! I am happy to answer anymore questions or concerns.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	61
Revolving Credit Balance:	$3,146.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438597	$6,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438597. Member loan 438597 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	AKSHAR GROUP	Debt-to-income ratio:	14.13%
Length of employment:	10 years 2 months	Location:	DAVISVILLE, WV

Home town:	Parkersburg
Current & past employers:	AKSHAR GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off my credit card. I am good candidate for this loan beacuse I own my home and have lived there for the past 28 years. I ahve been at my current job for over 10 years. I have no other loans or debts, except for the credit card I am planning to pay off with this loan.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,954.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438676	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438676. Member loan 438676 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	countyofplumas	Debt-to-income ratio:	20.03%
Length of employment:	21 years	Location:	BLAIRSDEN-GRAEAGLE, CA

Home town:	richmond
Current & past employers:	countyofplumas
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate these two credit cards. We built a house last year, and I had to use these to finish up with expenses for the house. I could have put them on the home loan, but want to get them paid sooner. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,296.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438724	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438724. Member loan 438724 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,800 / month
Current employer:	United States Air Force	Debt-to-income ratio:	23.79%
Length of employment:	15 years 3 months	Location:	Valrico, FL

Home town:	Clinton
Current & past employers:	United States Air Force, NA
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

I am a military officer who has moved very frequently over the last few years. Another move is on my horizon. While the military covers most expenses involved, they don't cover all and we have incurred these expenses over the last few years. The location where I am currently stationed has a much higher cost of living than I have been used to previously. It has required the use of credit to cover those additional expenses. My new station will cost considerably less to live and my monthly expenses will drop by $578/month immediately when I move. That doesn't include the savings from utilities and consumer goods. I will be stationed in a remote area of New Mexico where the cost of living is much less. Additionally, over the next 10 months, my income will increase by about $1500/month due to yearly raises and promotions, so my repayment ability increases greatly!! While I realize that my debt ratio is high, my accounts are all in good standing. I would like your help in consolidating several of my accounts into one convenient payment, so that I may get back on the proper financial path.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,980.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438765	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438765. Member loan 438765 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Advantage Sales & Marketing	Debt-to-income ratio:	17.73%
Length of employment:	7 years 6 months	Location:	Syracuse, NY

Home town:	Syracuse
Current & past employers:	Advantage Sales & Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

I am a sales representative for a US marketing company. I have worked there for the last 8 years. In February 2006, I started my own company doing consulting work for small and medium businesses. To help cover the initial outlays for this venture, I have maintained my full-time job. Keeping my full-time employment while building my business has made the experience significantly easier. I have been able to invest a lot of capital into branding my company name and have not incurred the cash flow crunches faced by most startups. I am looking to refinance the last of my debt. After paying off this loan, I will be debt free. I am a responsible borrower and have always paid my bills on time. I do not have any late payments on my credit report. I manage my credit very carefully and am logical in how I use my accounts. I have a good percentage of credit available and am a dependable borrower. I keep a comfortable cushion in both my checking and money market account and am well-prepared in the event of any unforeseen circumstances. I have always made it a priority to plan for the future. My car is owned free and clear, and I have no open installment or mortgage loans. I currently live with my brother in a home owned by a relative, so my monthly housing expenses are minimal.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,873.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438806	$18,825	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438806. Member loan 438806 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Southwest Auto Body parts, Inc	Debt-to-income ratio:	23.88%
Length of employment:	6 years 2 months	Location:	Sugarland, TX

Home town:	san salvador
Current & past employers:	Southwest Auto Body parts, Inc
Education:	USAL El Salvador

This borrower member posted the following loan description, which has not been verified:

I need my FICO to get back to normal (730+) It is too low for usage of credit cards. Cards were closed by banks and lowered my FICO. Thanks

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,535.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438837	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438837. Member loan 438837 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Pat's Pizzeria	Debt-to-income ratio:	15.80%
Length of employment:	3 years	Location:	Westville, NJ

Home town:	Berlin
Current & past employers:	Pat's Pizzeria
Education:	Rowan University, Whatcom Community College

This borrower member posted the following loan description, which has not been verified:

Five years ago I was having some financial troubles and accumulated approximately $12,000 in credit card debt. The majority of the debt was a combination of living expenses (groceries and cash advances towards rent), and moving expenses when I moved out of state. I've managed to get my credit card debt down to $4,500 on my own over the years, but I expect it to take several more years to pay off. I make all my payments on time, but I feel I could pay off my debt faster if my payments were consolidated into a single sum. The amount of $10,000 would allow me to pay my credit card and car loan payments, combining them all into a single payment. Since I am currently able to pay the separate payments without trouble, I am certain I would have no trouble paying the loan fully and on time. A lower interest rate would also help me apply more of the payment amount to the debt balance, in order to pay off my debt faster.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,595.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438894	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438894. Member loan 438894 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	American Design Ltd.	Debt-to-income ratio:	11.84%
Length of employment:	4 years	Location:	SANTA FE, NM

Home town:	Rockford
Current & past employers:	American Design Ltd., Freelance Photographer/Photo Studio Owner
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate debt which I am currently carrying on credit cards whose interest rates vary from 14% to 23%. I have accumulated this debt over the past eight years, beginning with my college days and continuing into the early days of building my career. I have been with the same company for four years now. They own and operate eight (soon to be nine) art galleries in two states. I began working for one of their galleries as a contract photographer. Within the first six months, I was also building their website and designing their print ads. Shortly thereafter I began doing similar work for some of their other galleries, which were located out of state. After a year as a contract employee, they offered me a full time position doing photography and web/print design for all eight of their galleries. I am now a salaried employee, whose main focus is growing within the company and paying off my debts. I am single, with no dependents, and believe I live a frugal life. I rent an apartment, drive a car that has been paid off for three years and believe that until I am debt free, I have no discretionary income. Working in the computer field and participating in the rise of social networking, I am excited to see peer-to-peer lending taking off. I see it as a wonderful solution for both investors and borrowers, and hope to be on the other side of the table one day soon. I believe Lending Club and their investors can help to make a huge difference in my life. I sincerely appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,530.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438895	$11,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438895. Member loan 438895 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Magnum Tool Co.	Debt-to-income ratio:	18.02%
Length of employment:	5 years 4 months	Location:	Colorado Springs, CO

Home town:	Blairstown
Current & past employers:	Magnum Tool Co.
Education:	University of Colorado at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I recently graduated from college with an engineering degree. I have worked for the same company for five years and have steadily increased in ranks and income. I accrued quite a bit of debt during college, and now that I have finished, I want to consolidate the debt to have a low interest rate over a fairly short term. I have owned two homes, have excellent credit and payment history, and I have a reliable income in a strong field. You can be sure that I will make my monthly payments fully and timely.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,568.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438924	$6,350	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438924. Member loan 438924 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Rosedale Golf and Country Club	Debt-to-income ratio:	24.66%
Length of employment:	1 year	Location:	Sarasota, FL

Home town:	Sarasota
Current & past employers:	Rosedale Golf and Country Club
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Going back to school to receive my Masters of Science in Finance. Need loan to pay for school.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,846.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439006	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439006. Member loan 439006 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,063 / month
Current employer:	Boston Scientific	Debt-to-income ratio:	2.39%
Length of employment:	3 years 9 months	Location:	lynn, MA

Home town:	Cambridge
Current & past employers:	Boston Scientific, Boston Children
Education:	Wheelock College, North Shore Community College

This borrower member posted the following loan description, which has not been verified:

Hi everyone , Im looking for a lender or lenders that are going to invest some money into my education. I have my Bachelors Degree in Science. I graduted Wheelock college in Boston. Private student loans are out a buisness right now. So im looking into an alternate way of getting a loan. I hope Im a good canidate. Thank you for your time

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,011.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439007	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439007. Member loan 439007 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	IBM	Debt-to-income ratio:	9.54%
Length of employment:	1 year 8 months	Location:	GREENVILLE, SC

Home town:
Current & past employers:	IBM, optimum re
Education:	University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am going to use the money to help my brother pay for his leaving expenses for a year in Germany, where he is going to further his education. I have good credit and have always fulfilled my financial obligations. ..

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$2,263.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439069	$7,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439069. Member loan 439069 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	naddi auto trade	Debt-to-income ratio:	4.10%
Length of employment:	1 year 6 months	Location:	HUNTINGTON BEACH, CA

Home town:	Riverside
Current & past employers:	naddi auto trade, The three sisters beauty salon
Education:	Oceanside College of Beauty

This borrower member posted the following loan description, which has not been verified:

I am a single mother of 2 children and am going through a very difficult divorce after being married for 8 years. I want to feel good about myself. I want to be independent. I want to be self-supporting and continue being the responsible and reliable person I have been for the past 8 years. I feel that the breast augmentation will help me to feel good about myself. my credit history proves that I am a responsible, reliable and good person. Please consider this request. Thank you

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,750.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439103	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439103. Member loan 439103 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	sabic-ip	Debt-to-income ratio:	14.31%
Length of employment:	4 years 3 months	Location:	RAVENA, NY

Home town:	Albany
Current & past employers:	sabic-ip, Old Castle Pre Cast
Education:	University of Albany

This borrower member posted the following loan description, which has not been verified:

TRYING TO REMODEL MY BATHROOMS. BATHROOMS ARE OUTDATED AND NEED TO BE UPDATED.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,292.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439109	$7,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439109. Member loan 439109 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,330 / month
Current employer:	Pacific Underground Construction	Debt-to-income ratio:	6.89%
Length of employment:	9 years 3 months	Location:	Gilroy, CA

Home town:	Fresno
Current & past employers:	Pacific Underground Construction, Krzich Underground Construction
Education:

This borrower member posted the following loan description, which has not been verified:

I wanted the option to pay this loan in 4 years instead of 3 years. If I can't than I will ask for $15000.00.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,054.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439114	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439114. Member loan 439114 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,058 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	14.19%
Length of employment:	7 years 1 month	Location:	Columbus, OH

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit into one payment and better interest rate.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,855.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439172	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439172. Member loan 439172 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	California Department of Rehabilitation	Debt-to-income ratio:	7.82%
Length of employment:	2 years 7 months	Location:	Sacramento, CA

Home town:	Hong Kong
Current & past employers:	California Department of Rehabilitation, EHealthline.com
Education:	DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

Consolidate my loans into a fixed low interest payment.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,000.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439223	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439223. Member loan 439223 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Self	Debt-to-income ratio:	14.14%
Length of employment:	4 years 7 months	Location:	Oak park, IL

Home town:	Park ridge
Current & past employers:	Self
Education:	Western Illinois University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to purchase materials to improve my kitchen and bathrooms.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439312	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439312. Member loan 439312 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Preferred Systems Solutions	Debt-to-income ratio:	4.51%
Length of employment:	5 years 9 months	Location:	Hayes, VA

Home town:	Arlington
Current & past employers:	Preferred Systems Solutions, Computer Sciences Corporation
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am in the middle of renovation/remodeling and need more cash to cover expenses. I make in excess of 118,000 p/anum AND quarterly bonuses as well. I am extremely responisble and will have no problem making payments accordingly. The primary objective for the improvement is to make my waterfront home 5 bedrooms, vice the 4 that it is now. The house is in excess of 3000 sq ft. Best Regards, JB

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	26
Revolving Credit Balance:	$25,909.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439344	$3,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439344. Member loan 439344 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	2.51%
Length of employment:	3 years 6 months	Location:	YONKERS, NY

Home town:	Philadelphia
Current & past employers:	Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for operating capital and inventory for a small apparel related business. The money will be used to support marketing and sales efforts, build a new website, and invest in inventory. In exchange for your support, I offer: * BS in Business Administration * Over 15 years of business experience. I've worked in investment banking and finance for top American companies. Thank you for considering my request.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,450.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439369	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439369. Member loan 439369 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Peter Lee	Debt-to-income ratio:	7.20%
Length of employment:	5 years 2 months	Location:	Newark, CA

Home town:	Newark
Current & past employers:	Peter Lee, 24 hours PC, Fry's Electronics
Education:	Heald College at Hayward

This borrower member posted the following loan description, which has not been verified:

This loan will be used to purchase some equipments for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of equipments and paying monthly rents for an office. I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,340.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439375	$15,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439375. Member loan 439375 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Progressive Alternatives, LLC	Debt-to-income ratio:	20.42%
Length of employment:	4 years 8 months	Location:	Ashtabula, OH

Home town:	Fergus Falls
Current & past employers:	Progressive Alternatives, LLC, Greenelight Workforce, LLC
Education:	Saybrook Graduate School and Research Center

This borrower member posted the following loan description, which has not been verified:

I am a small business owner. I have a Masters degree in Psychology and prior to starting my business I worked in several social-work type roles. Specifically as a QMRP (qualified mental retardation professional) and as a case-manager. My agency has approximately 35 employees and we work with 24 clients. Our clients are all adults who have either a mild intellectual disability or a physical disability. Our job is to assist them so that they can maintain their apartment or home and not have to go into a group home or institutional setting. We bill 100 percent Medicaid. Once the authorization for services is entered into the system at the State level then we are able to bill for the service. The reason for the loan is to help cover the span of time between when we start working with a new client and when we get paid. The longest the lag has ever been is nine months. The best case scenario is to have a lag of only 2-3 months. Once authorized our payments come like clockwork. Every two weeks I submit a billing and fifteen days later I get the direct deposit. I just need help in covering the bit of time between providing the service and billing. Two of my personal credit scores are 713 and 715. I have a long credit history, 1 inquiry in the last 6 months, and nothing negative on my report. No missed payments. The one thing that brings my credit score down is that I put my first year of graduate school on a credit card and I am still working to pay it off. That sadly has left my revolving credit utilization quite high. I am highly educated, professional, and have been a stable and strong small business. I pay all bills on time and make responsible credit decisions.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,583.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 439408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439408	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439408. Member loan 439408 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Chandler Regional Hospital	Debt-to-income ratio:	14.83%
Length of employment:	4 years 11 months	Location:	Gilbert, AZ

Home town:	Far Rockaway
Current & past employers:	Chandler Regional Hospital
Education:	Phoenix College, ASU

This borrower member posted the following loan description, which has not been verified:

My husband and I have worked very hard over the last few years to make my dream of becoming an RN a reality. Unfortunately during that time, we spent a lot of money on rent and school. I currently work approximately 336 hours a month to save money for a home as well as pay all of our bills. It is our dream to have a place to call our own and to stop renting. Every month all of our bills and expenses are not only paid on time, but generally I over-pay as well to reduce our debt. I spend a lot of time taking care of other people and would now like to have a little piece of the American dream. By having this loan, we can make that happen. In addition, my husband and I are first-time home buyers and as such qualify for the tax rebate which will be used to repay this generous loan. We hope with your help that we can make this happen. Thank-you!

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	74
Revolving Credit Balance:	$12,218.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439451	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439451. Member loan 439451 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Real Estate Associates	Debt-to-income ratio:	2.87%
Length of employment:	17 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	Real Estate Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate some debt to have only one payment

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,603.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439470	$18,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439470. Member loan 439470 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Forest Laboratories Inc.	Debt-to-income ratio:	15.98%
Length of employment:	2 years 6 months	Location:	HAUPPAUGE, NY

Home town:	Seoul
Current & past employers:	Forest Laboratories Inc., Pfizer Inc.
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some of the credit card debts with this loan. I have a secure job with brand name pharmaceutical company working with robots and automations. I am willing to pay off my debts without going into the wrong direction. Current interest increase by some of the lenders that I have is not even real. I wish I could get some aid to fix my current financial situation as well as my life.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	28
Revolving Credit Balance:	$48,877.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439477	$14,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439477. Member loan 439477 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Peabody Energy	Debt-to-income ratio:	23.17%
Length of employment:	10 years	Location:	Ofallon, MO

Home town:	St. Charles
Current & past employers:	Peabody Energy
Education:	Ranken Technical College

This borrower member posted the following loan description, which has not been verified:

I am a hard working individual with good job security and good credit history that needs help getting out of credit cards with skyrocketing interest rates. I have disposable income to pay down debt and want more than anything to become debt free so I am dedicated to doing so. Please help!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,236.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439493	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439493. Member loan 439493 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Rx Two Pharmacy Services, Inc	Debt-to-income ratio:	0.82%
Length of employment:	3 years 6 months	Location:	Irvine, CA

Home town:	West Covina
Current & past employers:	Rx Two Pharmacy Services, Inc, New Century Financial
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

I am looking to payoff money borrowed on margin which is creating a balloon payment situation. I would prefer to not liquidate income earning assets to payoff the balloon payment. If more than $20,000 is available, that would be acceptable too.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,363.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439501	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439501. Member loan 439501 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,167 / month
Current employer:	us government	Debt-to-income ratio:	16.42%
Length of employment:	26 years 9 months	Location:	Pittsburgh, PA

Home town:	Clinton
Current & past employers:	us government
Education:	SUNY at Fredonia

This borrower member posted the following loan description, which has not been verified:

I am just coming out some unexpected bills (large medical bills involving my daughters and wife, a car dying and another needing a new transmission). During that time I had volunteered doing a lot of campaign work during the '09 election. I had good credit but missed payments during the election month on sheer exhaustion and oversight on my part . Additionally I had transferred some of debt to low rate credit cards seeking temporary relief when my rates all got jacked up. After 3 years of frozen salary(due to imposed work rules, since removed) I am looking at a pay increase in Jan of 2010 and would like to start getting out of this credit card choke hold before then. I am a good candidate in that I have steady employment, good income, and good payment history. I also own my own home and live in a good neighborhood in an area that hasn"t been hit by the housing crash and has a reasonable cost of living (Pittsburgh,PA).

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,324.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439502	$4,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439502. Member loan 439502 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	sourse one staffing	Debt-to-income ratio:	5.51%
Length of employment:	4 years 4 months	Location:	nutley, NJ

Home town:	Newark
Current & past employers:	sourse one staffing, pitarki curiel services
Education:	Academy of Art University

This borrower member posted the following loan description, which has not been verified:

i want to get the money for take a couples day vacation

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,682.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439514	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439514. Member loan 439514 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Small Smiles	Debt-to-income ratio:	13.47%
Length of employment:	1 year	Location:	Greeley, CO

Home town:
Current & past employers:	Small Smiles
Education:	Loma Linda University, Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I do have good credit, I need the money to consolidate some of my debt, I'm a dentist with 160,000 $ annual salary. I never been late on a payment and I'm very financial organized and I'm planning to pay this loan off within 6-9 months. I'm looking for lower interest rate.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,407.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439523	$5,175	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439523. Member loan 439523 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	presbyterian home	Debt-to-income ratio:	22.86%
Length of employment:	6 months	Location:	sherrill, NY

Home town:	auburn
Current & past employers:	presbyterian home, Wendy's International, Unisys Corp., Foot Locker
Education:	Cayuga County Community College, SUNY Institute of Technology at Utica-Rome

This borrower member posted the following loan description, which has not been verified:

would like to get lower int rate pay bills on time

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,688.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439535	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439535. Member loan 439535 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,667 / month
Current employer:	EatonGolden	Debt-to-income ratio:	8.22%
Length of employment:	6 years	Location:	MINNEAPOLIS, MN

Home town:	Golden valley
Current & past employers:	EatonGolden, Larsen Design + Interactive, Pondview Productions, IVI Publishing, Schmitt Music
Education:	University of Minnesota-Twin Cities, School of Communication Arts

This borrower member posted the following loan description, which has not been verified:

debt consolidate

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,965.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439547	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439547. Member loan 439547 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	hms host	Debt-to-income ratio:	10.03%
Length of employment:	3 months	Location:	woodhaven, NY

Home town:	guyana
Current & past employers:	hms host, otg management
Education:	elisa rickel dominguez

This borrower member posted the following loan description, which has not been verified:

i will like to pay of all my bills and just have one bill to focus on cuz i am a single mom and my daugther had just came to this contry so it been really hard...so please i will apriciate this loan to start of on 0 again

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$8,245.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439548	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439548. Member loan 439548 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	General Dynamics Electric Boat	Debt-to-income ratio:	20.14%
Length of employment:	6 years 2 months	Location:	WATERFORD, CT

Home town:	New London
Current & past employers:	General Dynamics Electric Boat, American Eagle Outfitters
Education:	Three Rivers Community College

This borrower member posted the following loan description, which has not been verified:

Just need a little extra for the final payment of my wedding.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	70
Revolving Credit Balance:	$22,652.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439550	$10,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439550. Member loan 439550 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,483 / month
Current employer:	Dept of VA affairs	Debt-to-income ratio:	19.63%
Length of employment:	1 year 6 months	Location:	LITITZ, PA

Home town:	Lancaster
Current & past employers:	Dept of VA affairs
Education:	Univesity of Delaware, Millersville University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Hello!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,020.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439561	$18,400	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439561. Member loan 439561 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,083 / month
Current employer:	Rockwell Group	Debt-to-income ratio:	13.09%
Length of employment:	18 years	Location:	Fort Lauderdale, FL

Home town:	Long Island
Current & past employers:	Rockwell Group, E-LOAN
Education:	Southern Methodist University, University of Dallas Graduate School

This borrower member posted the following loan description, which has not been verified:

??? Purpose: Fund Short-Term Google Spend ??? Need: Bridge Loan for New Client Expansion ??? Term: 36 Months ??? Repay: 100% Repayment Record ??? Income: $11,730 Monthly Gross ??? New: Additional $4000 + % of Spend ??? A/R: $16,700 from 3 Year Client ??? Expense: Google Search Engine Marketing ??? Client Repay: Client to repay Cost Plus Management Fee Time: 60 Days Client is established company that has great track record and comes as a referral to my organization.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,375.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439564	$12,300	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439564. Member loan 439564 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Summer Hill Inc	Debt-to-income ratio:	6.43%
Length of employment:	10 years 3 months	Location:	Erlanger, KY

Home town:	Cove
Current & past employers:	Summer Hill Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to payoff 3 credit cards 1.) Capital One 2.) Discover and 3.) Chase and then close Discover and Chase credit cards.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	67
Revolving Credit Balance:	$5,422.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439566	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439566. Member loan 439566 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	manhattan beer distributors	Debt-to-income ratio:	14.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	santo domingo
Current & past employers:	manhattan beer distributors
Education:	city college n.y.

This borrower member posted the following loan description, which has not been verified:

this loan will help me to consolidate my credit cards debts,and be more confident financially

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,004.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439575	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439575. Member loan 439575 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	dept of veterans affairs	Debt-to-income ratio:	22.03%
Length of employment:	5 years 11 months	Location:	edinburg, TX

Home town:	FRANKFURT
Current & past employers:	dept of veterans affairs, INTERNATIONL BANK OF COMMERCE
Education:	South Texas College

This borrower member posted the following loan description, which has not been verified:

reason for loan is to have one easy payment,to eliminate high enterest rate loans into one easy low interest payment.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,232.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439583	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439583. Member loan 439583 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	Professional Rehab Services	Debt-to-income ratio:	11.86%
Length of employment:	2 years	Location:	New Castle, PA

Home town:	Cleveland
Current & past employers:	Professional Rehab Services, Rehab Works
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

I am an occupational therapist/director of operations and in January I became pregnant. Knowing that I would be out on maternity leave I decided to start an ebay busniess in January. My ebay business has become very successful. I continued working till June as a occupational therapist but took leave and moved to Florida with my husband. I never stopped doing the ebay business since I love it and have fun. I will go back to being an occupational therapist after the baby is born and will still keep my ebay business. The reason I need the money is that I was offered a great deal on a life long collection of antique toys in mint condition for 20,000. I know from past experience that I can at least double the money without a problem. I am going to use 8,000 of my own money.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	30
Revolving Credit Balance:	$34,057.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439625	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439625. Member loan 439625 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	MIT Lincoln Labs	Debt-to-income ratio:	13.03%
Length of employment:	1 year 3 months	Location:	WATERTOWN, MA

Home town:	rockwall
Current & past employers:	MIT Lincoln Labs, arbor networks, 21st century technologies, applied research laboratories, pricewaterhousecoopers, Anheuser-Busch
Education:	The University of Texas at Austin, Johns Hopkins University, Harvard University

This borrower member posted the following loan description, which has not been verified:

This is for a 1.03 Ct Diamond ring, Ex Cut,polish, and symmetry, VS2, F color

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	64
Revolving Credit Balance:	$5,960.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439641	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439641. Member loan 439641 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	vana beauty salon	Debt-to-income ratio:	13.51%
Length of employment:	4 years 2 months	Location:	sacramento, CA

Home town:	san jose
Current & past employers:	vana beauty salon
Education:	sju

This borrower member posted the following loan description, which has not been verified:

i need to get a loan to remodel my salon, its in business over 7 years, i have good credit history with payment history.i currently have 4 credit cards with $3500 balance overall.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	21
Revolving Credit Balance:	$7,574.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439646	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439646. Member loan 439646 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Ball Corp.	Debt-to-income ratio:	14.40%
Length of employment:	31 years 2 months	Location:	Perrysburg, OH

Home town:	Bowling Green
Current & past employers:	Ball Corp., diffco
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to catch up on some bills. I have never had a problem repaying a loan and you can clearly see that from my credit report! I just went through a divorce within the last year and if you have ever been divorced I don't have to tell you what that can do to your finances. Thanks! Stephen

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,489.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439667	$16,100	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439667. Member loan 439667 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	HEALTH CARE SERVICE CORPORATION	Debt-to-income ratio:	10.89%
Length of employment:	5 months	Location:	CHICAGO, IL

Home town:	DeWit
Current & past employers:	HEALTH CARE SERVICE CORPORATION, CNA FINANCIAL CORPORATION
Education:	Northwestern University, DePaul University

This borrower member posted the following loan description, which has not been verified:

Lenders, I'm currently shopping for financing options to consolidate my credit card debt. Credit rating is excellent, looking for relief on interest rates and set up a structured 24-30 month payment plan.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,942.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439686	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439686. Member loan 439686 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Bluetep Marketing Inc	Debt-to-income ratio:	11.55%
Length of employment:	2 years 3 months	Location:	pinehurst, TX

Home town:	Houston
Current & past employers:	Bluetep Marketing Inc
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Hello guys I have very good credit and I need a loan for my business in order secure office furniture and equipment.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	60
Revolving Credit Balance:	$5,341.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439689	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439689. Member loan 439689 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	American Association for Clinical Chemistry	Debt-to-income ratio:	14.84%
Length of employment:	4 years 9 months	Location:	ALEXANDRIA, VA

Home town:	Lancaster
Current & past employers:	American Association for Clinical Chemistry, Starbucks Coffee
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I'm cutting the cord to my credit cards. I plan to pay everything off with this loan so I can start saving for a home. I'm employed as a science writer in Washington, D.C. at a nonprofit. Employment market is good here, and I have a solid work history. Just a responsible guy who made some dumb purchasing decisions with credit. Thanks for reading.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,916.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439699	$14,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439699. Member loan 439699 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Mary Rutan Hosiptal	Debt-to-income ratio:	15.77%
Length of employment:	28 years 6 months	Location:	Bellefontaine, OH

Home town:	Bellefontaine
Current & past employers:	Mary Rutan Hosiptal, Westinghouse
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to retire in about 2/years,then just work part time.Ive been at Mary Rutan Hosiptal for 28years at food and nutrition,the last 10 years has been in mangement.Would like to be able to breath a little.Would close out account on at least 3 credit cards.THANK YOU FOR LISTENING.Vicki Dodds

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,703.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439700	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439700. Member loan 439700 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citadel Media	Debt-to-income ratio:	2.85%
Length of employment:	1 year 10 months	Location:	Bronxville, NY

Home town:	Salinas
Current & past employers:	Citadel Media, MJI Interactive, Clear Channel Communications
Education:	California State University-Monterey Bay (CSU Monterey Bay), French Culinary Institute

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration. In the midst of our current economic climate, I've found it to be extremely challenging to obtain financing for culinary school. I am employed as a Digital Media Account Executive, but have decided to pursue my passion for cooking and will begin my culinary education this month at the French Culinary Institute in New York City. My intent is to continue working full-time, while I partake in evening classes three nights a week. The purpose of my loan is to supplement the remaining portion of the $36,200 tuition which I am paying partially through personal savings. Historically my credit history has seen some minor blemishes, but I have done my very best over the course of the last 36 months to keep it spotless. I am a home owner and keep minimal revolving debt. As a loan candidate I feel that I am extremely responsible and a limited liability based on my income, payment history, and employment status.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,389.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439702	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439702. Member loan 439702 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Self	Debt-to-income ratio:	6.15%
Length of employment:	10 years	Location:	Smithville, OH

Home town:	Orrville
Current & past employers:	Self
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

This would be a bridge loan until the final paper work goes through for a business I took over a business that has been in business for 26 years, and we just finished a expansion of our third store. Things are going well we are just out of working capital. I have loaned the business all the money I am able at this time. Sometime in the next 30-days my business loan will be finalized and I will repay myself and also this loan. I am looking for a quick and fast loan for working capital reasons.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,156.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439703	$2,375	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439703. Member loan 439703 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Team Health Midwest	Debt-to-income ratio:	16.48%
Length of employment:	3 years 2 months	Location:	Berea, OH

Home town:	Toledo
Current & past employers:	Team Health Midwest, self
Education:	University of cincinnati college of medicine

This borrower member posted the following loan description, which has not been verified:

missed payment, 2 days late;they increased payments to double and rate to 30%, wish this loan to be consolidated with current lending club loan of Homer Wesley Brown; told rate payment would be essentially the same (169) with a longer payback time. thank you.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	25
Revolving Credit Balance:	$3,689.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439749	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439749. Member loan 439749 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	NAI	Debt-to-income ratio:	11.37%
Length of employment:	4 years 5 months	Location:	chicago, IL

Home town:	Birmingham
Current & past employers:	NAI
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

My business is turning a year old this month and is growing monthly with great reviews and many happy repeat customers. I took out some credit card debt to open the business and would like to combine some of it at a lower rate to improve my cash flow. I have good personal credit and have a personal financial investment in the business as well, so I have a strong determination to ensure that it strives.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,558.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439750	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439750. Member loan 439750 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,842 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	10.31%
Length of employment:	9 years 1 month	Location:	LOUISVILLE, KY

Home town:	LOUISVILLE
Current & past employers:	JPMorgan Chase & Co.
Education:	Sullivan University

This borrower member posted the following loan description, which has not been verified:

REMODELING HOME; WILL USE PORTION TO PAY RECENTLY PURCHASED SERVICES -- ALL CARPET PULLED UP, ALL NEW LAMINATE FLOORING INSTALLED, INTERIOR PAINT ON ENTIRE HOUSE, NEW FURNITURE; FUTURE LOAN PURPOSES -- REMODELING BATH ROOM, REPLACEMENT WINDOWS, GARAGE DOOR & SYSTEM, EXTERIOR PAINT, SHED, GUTTER WORK, POSSIBLE ELECTRICAL WORK, ENERGY SAVING WASHER & DRIER, FRONT & BACK SCREEN DOORS, CLOSET DOORS, WINDOW TREATMENTS, REPLACING BACK YARD FENCING, LIGHT FIXTURES, ETC. FINANCIAL NOTE: PARENTS PAY $200/MONTH FOR MY $254 FINANCIAL AID PAYMENT.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,756.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439766	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439766. Member loan 439766 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	eshelman transportation	Debt-to-income ratio:	23.07%
Length of employment:	3 years	Location:	reading, PA

Home town:	Philadelphia
Current & past employers:	eshelman transportation
Education:	Community College of Philadelphia

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off a personal loan that I took last year at an interest rate that was much too high and get some dental work done. I am a reliable and responsible candidate for this loan because I always pay my bills on time.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,334.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439769	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439769. Member loan 439769 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,272 / month
Current employer:	U.S. Secret Service	Debt-to-income ratio:	19.22%
Length of employment:	20 years 6 months	Location:	Dumfries, VA

Home town:	Bangkok
Current & past employers:	U.S. Secret Service
Education:	Wake Forest University

This borrower member posted the following loan description, which has not been verified:

I'd like a loan that would allow me to pay off my three credit cards by letting me pay just one payment a month instead of three separate payments. I will close the Chase Card and the Bank of America card and keep the FIA Card

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,874.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439781	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439781. Member loan 439781 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,533 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	tarentum, PA

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent credit Loan used to make improvements on home

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439782	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439782. Member loan 439782 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	city of dania beach	Debt-to-income ratio:	11.93%
Length of employment:	2 years 2 months	Location:	pembroke pines, FL

Home town:	Madison
Current & past employers:	city of dania beach, town of davie
Education:	none

This borrower member posted the following loan description, which has not been verified:

ineed of loan for surgery asap

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,140.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439787	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439787. Member loan 439787 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	American Maritime Officers Plans	Debt-to-income ratio:	24.60%
Length of employment:	2 years 6 months	Location:	Davie, FL

Home town:	Davie
Current & past employers:	American Maritime Officers Plans, United Health Group Inc.
Education:	Broward Community College, Everest University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and remodel my home Thank you. M. Collins Okwen

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	49.63%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439796	$15,600	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439796. Member loan 439796 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,736 / month
Current employer:	UCSF	Debt-to-income ratio:	8.79%
Length of employment:	9 months	Location:	San Francisco, CA

Home town:
Current & past employers:	UCSF, Northwestern Memorial Hospital
Education:	AU

This borrower member posted the following loan description, which has not been verified:

I have good credit and a steady income. I have always paid my bills on time. I need to consolidate 2 credit cards for a lower rate.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,768.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439800	$3,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439800. Member loan 439800 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Portescap	Debt-to-income ratio:	17.89%
Length of employment:	2 years 4 months	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Portescap
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my current credit card dept aquired during a recent relocation. The debt was aquired putting a down payment on and furnishing a new apartment. I have good credit, have never defaulted on any payment and am looking to save myself money on interest rates. I have a very reliable source of income that will allow me to meet future payments and an income level that I can maintain the payments along with all other cost of living expenses.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,973.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 439837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439837	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439837. Member loan 439837 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	MySpace	Debt-to-income ratio:	7.50%
Length of employment:	1 year 11 months	Location:	Los Angeles, CA

Home town:	West Hartford
Current & past employers:	MySpace
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I have a guaranteed bonus of 10k end of this year which I was going to use to pay off all these credit cards. I want to pay them off faster and at a lower rate in the mean time. I make 130k yearly. I have investments that are losing money of about 30k but don't want to sell since that would mean a big lost. So no matter what I will have funds to pay this off quick.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$12,907.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439848	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439848. Member loan 439848 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Exelon Corp.	Debt-to-income ratio:	0.84%
Length of employment:	4 years 2 months	Location:	Northbrook, IL

Home town:	Northbrook
Current & past employers:	Exelon Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I work on Forex market and I can offer a 5% profit on a monthly basis to everyone who is interested in investing on this market. You can try with as little as 100$.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,448.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439875	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439875. Member loan 439875 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Medical Center of Plano	Debt-to-income ratio:	17.74%
Length of employment:	6 years 9 months	Location:	AUBREY, TX

Home town:	Irving
Current & past employers:	Medical Center of Plano
Education:	Sanford-Brown Institute-Dallas, University of North Texas

This borrower member posted the following loan description, which has not been verified:

I am not behind on any of my payments. I am seeking a consolidation loan simply to put my mind at ease that there is an end to the Credit Card Chaos, so to speak. I am tyring to expand my family and don't want to do so with so much debt hanging over my head. I would love to be able to consolidate my debt in to one easy payment that has an end to it, unlike credit cards where the interest keeps adding up and it seems like there is no end in sight. I understand my credit rating is on the low side of "good". I believe I am a reliable person in paying my debt...I simply have too much.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	9
Revolving Credit Balance:	$18,938.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439879	$11,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439879. Member loan 439879 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,880 / month
Current employer:	Asplundh Local 351 electrical union	Debt-to-income ratio:	12.35%
Length of employment:	2 years 2 months	Location:	monroeville, NJ

Home town:	Philadelphia
Current & past employers:	Asplundh Local 351 electrical union
Education:

This borrower member posted the following loan description, which has not been verified:

I am a union employee, under contract until 2014. I have never been late on a single bill. I understand and value the importance of my credit profile. I have a ten month old son and wonderful wife. We are looking to pay off all of our unsecured debt at a rate that banks cannot seem to offer. We are excited to join LendingClub in hopes that we have finally found a respectable interest rate. My wife is a finance manager. We are responsible borrowers and have reviewed our debt to income ratio, our obligations, and our choices carefully. We hope that you may help us in our dream to become completely free of revolving debt and purchase our family car. Thank you so much for reviewing my request and I am happy to answer any questions you may have.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,061.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439948	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439948. Member loan 439948 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	law office of bailey and associates	Debt-to-income ratio:	8.96%
Length of employment:	7 years 9 months	Location:	atlanta, GA

Home town:	Covington
Current & past employers:	law office of bailey and associates, april green
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

i need to pay of sum unexpected medical bills that my insurance wont cover

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,552.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439952	$15,850	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439952. Member loan 439952 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Yahoo Inc.	Debt-to-income ratio:	22.84%
Length of employment:	5 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Yahoo Inc.
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Dear lenders: Although I have been paying my credit cards on time each month, due to the high interest rates and finance charges, balance is not reducing at all and I feel as though I am being cheated into these charges. I'd like to pay my cards off and make one monthly payment which will benefit both you and I. Thanks

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,684.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439981	$18,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439981. Member loan 439981 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Astir IT Solutions Inc	Debt-to-income ratio:	15.60%
Length of employment:	3 years 1 month	Location:	Herndon, VA

Home town:
Current & past employers:	Astir IT Solutions Inc, Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for Personal Loan for marriage purpose

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,184.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440002	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440002. Member loan 440002 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	LAMB ENTRPRISES LLC	Debt-to-income ratio:	0.11%
Length of employment:	25 years 6 months	Location:	LOS ANGELES, CA

Home town:	FRESNO
Current & past employers:	LAMB ENTRPRISES LLC
Education:	BERKLEY

This borrower member posted the following loan description, which has not been verified:

I have very good credit and over 25 years in building , property management and selling investment properties. I have done my due diligence on areas of real estate investment that will be very profitable at this time. This is proprty that is being sold greatly below current market valu e with equity already in place.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$638.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440014	$3,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440014. Member loan 440014 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Menards	Debt-to-income ratio:	0.36%
Length of employment:	10 years 3 months	Location:	EVERGREEN PARK, IL

Home town:
Current & past employers:	Menards
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I had an unexpected hospital stay, and need to pay the rest of the debt off.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	44
Revolving Credit Balance:	$622.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440023	$14,075	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440023. Member loan 440023 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	casale autobody	Debt-to-income ratio:	13.15%
Length of employment:	1 year 3 months	Location:	norwalk, CT

Home town:	Norwalk
Current & past employers:	casale autobody
Education:

This borrower member posted the following loan description, which has not been verified:

tring to get out of credit card dept and have a monthly affordable fixed payment.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,551.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440037	$7,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440037. Member loan 440037 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	byerlys restaurants inc	Debt-to-income ratio:	3.60%
Length of employment:	2 years 4 months	Location:	anderson, CA

Home town:	Bellflower
Current & past employers:	byerlys restaurants inc, in-n-out burger, marys pizza shack
Education:	Culinary Institute of America

This borrower member posted the following loan description, which has not been verified:

I have several vehicles in need of repair. Once vehicles are repaired, smog complete and fully registered, I will sell them for a profit. I am looking for a loan to assist me in these repairs.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$896.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440159	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440159. Member loan 440159 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.58%
Length of employment:	n/a	Location:	LONG BEACH, CA

Home town:	Long Beach
Current & past employers:	Ball Aerospace, Pacific Scientific
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I'm trying to consolidate 2 high interest loans, I was referred to lending club by lending tree as already approved.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,792.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440219	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440219. Member loan 440219 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,400 / month
Current employer:	Schirmer Engineering an Aon Global company	Debt-to-income ratio:	6.45%
Length of employment:	9 years 6 months	Location:	Rancho Palos Verdes, CA

Home town:	New Westminster
Current & past employers:	Schirmer Engineering an Aon Global company, Locke MacKinnon Domingo Gibson and Associates Ltd.
Education:	British Columbia Institute of Technology, Simon Fraser University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the outstanding balances on four credit cards. I have demonstrate the ability to make payments as agreed-upon and on time--I have a Good credit score, ranging from 721-744 as reported by the three credit reporting agencies on August 30, 2009. I have been renting the same home since March 2000. I have never missed a rental payment. I have a secure job and income stream--I have been working for the same company since March 2000. My employer is a Fortune 500 company. In June 2009, I was promoted to Regional Director responsible managing the performance of our offices in Los Angeles, San Francisco, Seattle and Toronto. I have sufficient money in my 401K to collateralize the full amount of the requested loan amount.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,973.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440240	$1,450	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440240. Member loan 440240 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Brown Bear Car Wash	Debt-to-income ratio:	7.41%
Length of employment:	1 month	Location:	Snohomish, WA

Home town:	Kirkland
Current & past employers:	Brown Bear Car Wash, Allied Trade Group, Sunglass Hut, Pacific Whale Foundation, Glendale Country Club, National Care Corp, McDonald's
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I was recently offered a position at a Life Insurance company (American Income Life) in Redmond, WA. I am required to obtain a license to sell insurance. The total cost for the online courses, admin fees, testing, etc come to over $600. Also during this time I will not be able to work much (4-6 weeks including schooling and company un-paid training) so the extra is to ensure I will not go broke before my first paycheck and also ensure that I have money to make my first few payments on this loan until paychecks start coming in after schooling and training. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440243	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440243. Member loan 440243 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,340 / month
Current employer:	World Wide Stereo	Debt-to-income ratio:	15.06%
Length of employment:	8 years 3 months	Location:	Boyertown, PA

Home town:	State College
Current & past employers:	World Wide Stereo
Education:	Peirce College

This borrower member posted the following loan description, which has not been verified:

I am looking for a lender that can help me consolidate a number of credit card accounts (ranging from $700 - $6,000 and totaling just under $12,000) into one easy to manage loan product. I do not want to increase my liabilities. I would like to close all but maybe one of the accounts as I pay them off. Over the past few years I have been working towards eliminating my credit card debts. However, now that a large number of card companies have begun to raise their interest rates in order to offset loses due to the recession, I have seen my payments have less and less impact on my principal balances. I need one loan at a reasonable rate so I can start making greater strides towards my goals.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,862.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440257	$6,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440257. Member loan 440257 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Yale New Haven Hospital	Debt-to-income ratio:	7.60%
Length of employment:	8 months	Location:	HAMDEN, CT

Home town:	Marikina City
Current & past employers:	Yale New Haven Hospital, Cablevision Systems
Education:	World Citi College Philippines

This borrower member posted the following loan description, which has not been verified:

Good day.. I appreciate the offer regarding my personal loan, hope you consider my application.. This will help our family to finish our project at home.. Jeff

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,775.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440284	$9,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440284. Member loan 440284 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	North Miami Beach Police Department	Debt-to-income ratio:	11.18%
Length of employment:	4 years 1 month	Location:	HIALEAH, FL

Home town:	hialeah
Current & past employers:	North Miami Beach Police Department
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

Hello, I was wondering if i requested a smaller amount would i be able to receive a lower interest rate. I think i should receive a better rate since my credit is well over 700. Please et me know the procedures to obtain the loan. I also wanted to know if there was a pre-payment penalty. Thank You

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,519.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440285	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440285. Member loan 440285 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Mimis Cafe	Debt-to-income ratio:	20.30%
Length of employment:	2 years	Location:	Dunnellon, FL

Home town:	Hattiesburg
Current & past employers:	Mimis Cafe
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to Consolidate a few loans , Project Card "Momma's Woods Floors " and a couple Credit Cards that have Small Balances on them into one Package and a once a month Fixed , low Rate. Tired of Writing / E paying , and basically spending time on managing a few small accounts when one nut would be easier to crack .

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,301.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440293	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440293. Member loan 440293 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,750 / month
Current employer:	HFF, LP	Debt-to-income ratio:	5.59%
Length of employment:	2 years 11 months	Location:	Boston, MA

Home town:	Philadelphia
Current & past employers:	HFF, LP
Education:	University of Maryland-College Park, Babson College

This borrower member posted the following loan description, which has not been verified:

This loan is for consolidating a number of credit card accounts that were used to make improvements on a home in Boston's North End neighborhood. The home was purchased in June 2008 and improvements were made over the course of the first few months. The home was purchased for $401,000 and appraised in May 2009 at $420,000 after making $6,000 in improvements. This loan would consolidate balances related to this work and reduce my overall interest expenses. Thank you.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	38
Revolving Credit Balance:	$4,381.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440300	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440300. Member loan 440300 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,500 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	6.33%
Length of employment:	8 years 10 months	Location:	NEW YORK, NY

Home town:	Olean
Current & past employers:	JP Morgan Chase, American Express
Education:	University of Chicago Graduate School of Business, SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My daughter is a sophomore in high school and suffers from an anxiety order that causes her to be afraid to go to school. We found a wonderful private school for her last year and saw an incredible improvement in her abilities. She is very intelligent and we want to make sure that this intelligence in not wasted. I was able to cover complete tuition last year but need some assistance this year. I think this could be the turning point for my daufghter I am 5O years old and have never been past due on a payment on any loan in my entire life

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,384.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440324	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440324. Member loan 440324 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	Highland Theatres	Debt-to-income ratio:	3.45%
Length of employment:	20 years	Location:	Playa Del Rey, CA

Home town:	Santa Monica
Current & past employers:	Highland Theatres
Education:	Northrop University

This borrower member posted the following loan description, which has not been verified:

The Loan will be used to set up Market Neutral Option Spreads (Iron Condors and Credit Spreads). These spreads usually generate between 10-15% returns per month. The positions are low-stress and low maintenance positions. I will be utilizing a service that will help me in choosing the option spreads with the best probability of profit. There will be losing positions but usually not a losing month

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,218.00	Public Records On File:	1
Revolving Line Utilization:	8.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440338	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440338. Member loan 440338 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Continental Mortgage	Debt-to-income ratio:	15.50%
Length of employment:	5 years 6 months	Location:	Miami Beach, FL

Home town:
Current & past employers:	Continental Mortgage
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I want to refinance my Chase, Discover and Bank of America credit cards into a one fixed lower payment. Please note that I have perfect payment history on a current lending club loan.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,333.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440348	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440348. Member loan 440348 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Spectrum Healthcare	Debt-to-income ratio:	8.86%
Length of employment:	26 years 2 months	Location:	Torrington, CT

Home town:	Torrington
Current & past employers:	Spectrum Healthcare, Worked there since I was 23 yrs old
Education:

This borrower member posted the following loan description, which has not been verified:

Was in a situation a few years ago I had 2 kids in college at the same time. I had saved most of the money but at the time =I was a single mother. Now a few years down the road my daughter got married and that was quite an expense for me.I had to get cash advance from my credit card.Have been paying between 500-600 dollars each month.Payment is no problem I am now remarried and I hold a full time job and a part time job. I thought that I would be getting an interest rate of 7.89% If I cannot I do not want the loan my credit card is only 9.90% Why would I want to pay more interest.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,106.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440368	$8,725	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440368. Member loan 440368 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Johnnie's Charcoal Broiler	Debt-to-income ratio:	15.94%
Length of employment:	15 years 5 months	Location:	Oklahoma City, OK

Home town:	Denton
Current & past employers:	Johnnie's Charcoal Broiler
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to pay off credit cards with a lower interest rate. I have great credit and a good job. I just need to pay off debt to get where I want to be financially. Thanks

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$391.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440371	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440371. Member loan 440371 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,100 / month
Current employer:	California Time Express	Debt-to-income ratio:	3.60%
Length of employment:	8 years 7 months	Location:	Glendale, CA

Home town:
Current & past employers:	California Time Express
Education:

This borrower member posted the following loan description, which has not been verified:

Currently I am employed with a warehouse shipper that delivers fresh produce as well as dry products locally here in California. With the company slowly expanding, I have a great opportunity in my hands that I cannot turn down. The reason I am applying for this loan, is to purchase a local freight truck that I can put to use for the company that I am currently working for. As a warehouse manager, I??????????????????????????????????????ll have the opportunity to use my own truck for work, which in return will benefit me financially and increase my paycheck. Why not apply for an auto loan??? I have thought about this, however, in the long run, I overall get a better deal for the price of the truck with a cash offer than a financing offer. Thank you for allowing the opportunity to consider my request for this loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,930.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440393	$7,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440393. Member loan 440393 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Cutting Edge Equine Veterinary Services	Debt-to-income ratio:	11.95%
Length of employment:	8 months	Location:	Lakemoor, IL

Home town:	Onawa
Current & past employers:	Cutting Edge Equine Veterinary Services, Prairie Equine Clinic, Willamette Valley Equine, Purdue University
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

Working on finishing the basement

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,720.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440469	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440469. Member loan 440469 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,852 / month
Current employer:	Aker Solutions	Debt-to-income ratio:	13.84%
Length of employment:	20 years 9 months	Location:	Crestwood, KY

Home town:	Evansville
Current & past employers:	Aker Solutions
Education:	Sullivan University, University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

Upon receipt of funding, I will consolidate several loans into one payment. I have never had a late payment in 26 years of credit history and have a good FICA score.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,233.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440482	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440482. Member loan 440482 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,293 / month
Current employer:	Ray Jordan PC	Debt-to-income ratio:	5.62%
Length of employment:	7 months	Location:	PORTLAND, OR

Home town:	Harrisburg
Current & past employers:	Ray Jordan PC
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

This loan is to be used to repay my employer for moving expenses that were incurred on my behalf to move me across country for the job. I am a professional with excellent income, excellent credit, and the only other debt I have is a student loan. My credit score is high as well. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,326.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440483	$4,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440483. Member loan 440483 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	Self-Employed	Debt-to-income ratio:	6.29%
Length of employment:	24 years 2 months	Location:	gainesville, FL

Home town:	Miami
Current & past employers:	Self-Employed
Education:	university of florida

This borrower member posted the following loan description, which has not been verified:

My son is currently taking his last 30 credits at the university of florida in order to earn a degree in computer software engineering. Unfortunately he has fallen on hard times due to the economy causing quite a decrease in part time jobs. He was currently holding two jobs in order to pay his rent and tuition but was laid off by one recently to staff shortages. Unfortunately now he is unable to pay his tuition for the upcoming semester and i also am unable to help him in my current economic state. I am a single mother that works as a maid in order to support him and my other son that is currently entering his first year of college. Both my sons are hardworking students , especially my eldest who has worked since he started college to pay for his tuition and rent. I currently earn enough to meet my rent and other expenses but have been unable to come up with enough money to cover his tuition that is due in a couple of days. If it were monthly installments then i could but am unable to pay the lump sum as of now. Please help me further my son's education, any help is greatly appreciated and the money borrowed will be paid back as quickly as possible. Many thank in advance.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440486	$20,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440486. Member loan 440486 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,333 / month
Current employer:	VALIANT TECHNOLOGIES	Debt-to-income ratio:	12.80%
Length of employment:	5 years 2 months	Location:	POWAY, CA

Home town:	VAN NUYS
Current & past employers:	VALIANT TECHNOLOGIES, FINANCIAL PROFILES, CONSIDINE AND CONSIDINE CPAS, PISENTI AND BRINKER CPAS
Education:	San Diego State University-Main Campus, Golden Gate University at San Francisco

This borrower member posted the following loan description, which has not been verified:

As a President & CEO of a national mfg company and have been a Certified Financial Planner for over 25 years I know budgets, cash flow and cash management. I have never been late on any obligation and would like to some reduce high-cost loans with this. My wife has been a Christian preschool director for 17 years, 13 years as a bank manager prior to that. Thank you - Gary Andrews

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$98,732.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440500	$10,300	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440500. Member loan 440500 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,488 / month
Current employer:	WV Division of Rehabilitation	Debt-to-income ratio:	19.29%
Length of employment:	10 months	Location:	CHARLESTON, WV

Home town:	Weston
Current & past employers:	WV Division of Rehabilitation, Jostens, WV House of Delegates
Education:	University of Arkansas at Little Rock, University of Charleston

This borrower member posted the following loan description, which has not been verified:

Helps quickly and easily

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,822.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440505	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440505. Member loan 440505 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	gristedes-nador	Debt-to-income ratio:	12.18%
Length of employment:	7 years 6 months	Location:	BROOKLYN, NY

Home town:	brooklyn
Current & past employers:	gristedes-nador, royals farms/cfo/big r
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to put everything into one payment and and know that i could keep going on without knowing that i won't miss a due dates.. i think i make a good candidate base on my credit history over the years.....

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,095.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440506	$20,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440506. Member loan 440506 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,017 / month
Current employer:	Cigna Healthcare	Debt-to-income ratio:	24.13%
Length of employment:	4 years 11 months	Location:	Industy, PA

Home town:	Ohioville
Current & past employers:	Cigna Healthcare, Dialysis Clinic, Inc.
Education:	Community College of Beaver County, Edinboro University of Pennsylvania, Waynesburg College, Drexel University

This borrower member posted the following loan description, which has not been verified:

PLEASE HELP MAKE MY DREAM REALITY!!! Small store offering take-out. In business in my hometown for 50 years. Business for sale - current owner is retiring.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,162.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 440574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440574	$7,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440574. Member loan 440574 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	FutureTech	Debt-to-income ratio:	12.00%
Length of employment:	7 years 1 month	Location:	WHITTIER, CA

Home town:	Los Angeles
Current & past employers:	FutureTech
Education:	Cerritos College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit cards to become free of debt.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,393.00	Public Records On File:	1
Revolving Line Utilization:	24.80%	Months Since Last Record:	70
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440579	$12,875	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440579. Member loan 440579 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	561 Attorney	Debt-to-income ratio:	24.17%
Length of employment:	3 months	Location:	Wellington, FL

Home town:	West Palm Beach
Current & past employers:	561 Attorney, State of Florida
Education:	Washington & Jefferson College, Thomas M Cooley Law School

This borrower member posted the following loan description, which has not been verified:

I need to consolidate my debt into, so I can get a better interest rate. My bills are paid on time and I do not miss payments. I believe this loan will place me in a better financial situation becuse of the lower interest rate, which will reduce my total financial liability each month. Additionally, this Loan would help me obtain a new bed, crib, and various other things for my house and newborn baby. Finally, this loan would aid me in paying the hospital bill .

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,256.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440606	$1,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440606. Member loan 440606 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	battery systems inc.	Debt-to-income ratio:	13.83%
Length of employment:	9 years 9 months	Location:	palmdale, CA

Home town:	tijuana
Current & past employers:	battery systems inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay my car, home watering system, and some creditcard bills.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,163.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440627	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440627. Member loan 440627 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	All Taxi Management Inc.	Debt-to-income ratio:	15.42%
Length of employment:	8 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	All Taxi Management Inc., Hospital in July 2010
Education:	CUNY College of Staten Island, Medical University of the Americas

This borrower member posted the following loan description, which has not been verified:

To whom it may concern; My name is Kamran Shah. I am a Physician. I have recently graduated from medical school. I will start my Residency in July 2010. Currently, I am working as a Cab Driver. I need $9000.00 to payoff my high APR Credit Cards. I have a good credit history. I am current on my credit cards payments. I really appreciate you help. Thanks Sincerely, Kamran Shah M.D.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,286.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440642	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440642. Member loan 440642 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	11.52%
Length of employment:	11 years 2 months	Location:	Riverview, FL

Home town:	Wichita Falls
Current & past employers:	Verizon Communications, T. Rowe Price Group
Education:

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and personal loan. The interest rate is too high. My FICO scores is great and want to pay the debt down in a specific time frame with a fixed rate.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,290.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440652	$17,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440652. Member loan 440652 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Woodside Priory School	Debt-to-income ratio:	23.26%
Length of employment:	18 years	Location:	FREMONT, CA

Home town:	Long Beach
Current & past employers:	Woodside Priory School
Education:

This borrower member posted the following loan description, which has not been verified:

We want a loan to pay off all our credit cards thus consolidate the balance and pay off in the next 3 to 4 years. Our credit is excellent. We are only looking for a fixed rate for the duration of the loan--no line of credit.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,489.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440658	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440658. Member loan 440658 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,321 / month
Current employer:	RETIRED NYPD	Debt-to-income ratio:	8.52%
Length of employment:	n/a	Location:	PORT SAINT LUCIE, FL

Home town:	BROOKLYN
Current & past employers:	RETIRED NYPD
Education:	UNITED STATES MARINE CORPS

This borrower member posted the following loan description, which has not been verified:

I like to go on vacation in Europe, also some Dental work. I have a guaranteed income. Outstanding crated, pay my bills on time for set payment or more.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$952.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440660	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440660. Member loan 440660 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,680 / month
Current employer:	ELECTRIC SUPPLY CONNECTION	Debt-to-income ratio:	19.32%
Length of employment:	8 years	Location:	ROSEMEAD, CA

Home town:	SAN SALVADOR
Current & past employers:	ELECTRIC SUPPLY CONNECTION
Education:

This borrower member posted the following loan description, which has not been verified:

Hello there, My name is Rosa Menendez. I am looking for a loan that can help get rid of interest rates from different credit card companies. I'm a very responsible person that makes her payments at least 1 to 2 weeks before payments are due. I'm a very hard working individual that never misses work. Missing payments or being late would not be an issue. I would really appreciate your consideration for this loan. Cordially, Rosa Menendez

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	82
Revolving Credit Balance:	$8,540.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440670	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440670. Member loan 440670 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,137 / month
Current employer:	General Dynamics Information Technology	Debt-to-income ratio:	8.18%
Length of employment:	4 years 6 months	Location:	KISSIMMEE, FL

Home town:	Broad Brook
Current & past employers:	General Dynamics Information Technology, Department of Defense (DOD)
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my loan request. I would just like to express my sincere gratitude in approving my application. Please know that I will do all I can to make future payments to your company in a timely manner.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	62
Revolving Credit Balance:	$16,117.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440678	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440678. Member loan 440678 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	North GA Virtual Services	Debt-to-income ratio:	0.46%
Length of employment:	10 months	Location:	Mount Airy, GA

Home town:	Clarksville
Current & past employers:	North GA Virtual Services
Education:

This borrower member posted the following loan description, which has not been verified:

My son and his wife started an outsourcing company in November of last year. We hire Virtual assistants and have a call center. They have funded the business thus far using personal savings. The company has now been awarded a 5 year call center contract. It would requires us to hire an additional 50 agents (we have 50 now 24/7) As well as get additional pc's. We have enough cash flow to hire agents. We just need additional funding to buy the pc's without having to use our current assets to ensure we can pay our new employees until we are paid by the new client that will be billed every 30 days. The 50 agents would only be doing one shift. 8am-6pm. The contracted rate is $35 an hour per agent. Our agents are paid $10 an hour. My personal monthly expenses are: House: 600.00 (own) Car: 360.00 Credit card: 100.00 Utilities: 300.00 Gas: 300.00 Misc: 600.00 Total 2,260 I make $65,000 a year.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$498.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440681	$17,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440681. Member loan 440681 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,450 / month
Current employer:	Time Line Creations Inc	Debt-to-income ratio:	2.83%
Length of employment:	1 year 4 months	Location:	Fresno, CA

Home town:	Boise
Current & past employers:	Time Line Creations Inc
Education:	None

This borrower member posted the following loan description, which has not been verified:

Padio -Garage - Walk way for Granpa

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,678.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440683	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440683. Member loan 440683 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The Cornerstones of PSL Inc	Debt-to-income ratio:	20.67%
Length of employment:	15 years 3 months	Location:	Port Saint Lucie, FL

Home town:	Port of Spain
Current & past employers:	The Cornerstones of PSL Inc
Education:	Florida Institute of Technology at Melbourne, University of Miami, Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Hello, I have many small bills which I would like to consolidate into one bill to be paid to one person monthly. I am very consistent with paying my bills on time and paying off my balances in full. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	64
Revolving Credit Balance:	$109,498.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440704	$16,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440704. Member loan 440704 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,992 / month
Current employer:	Department of Transportation (DOT) - FAA	Debt-to-income ratio:	3.16%
Length of employment:	19 years 2 months	Location:	Milford, PA

Home town:	Minneapolis
Current & past employers:	Department of Transportation (DOT) - FAA, USAF - Active Duty 1978-1990
Education:

This borrower member posted the following loan description, which has not been verified:

Saving over $7000 on a 2008 with only 2700 miles plus lots of extra accessories. Goal: Pay off in 2 years or less. Banks were a joke offiering 80% at 11.5 percent Thanks in advance

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1982	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,588.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440714	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440714. Member loan 440714 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Digital Production and Design	Debt-to-income ratio:	7.16%
Length of employment:	1 year 2 months	Location:	CUPERTINO, CA

Home town:	Kharkov
Current & past employers:	Digital Production and Design, Delphi
Education:	Kharkov Instutute of Radio Electronics

This borrower member posted the following loan description, which has not been verified:

I'd like to have a vacation with my wife.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440756	$9,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440756. Member loan 440756 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	ML Leddy's Boots	Debt-to-income ratio:	0.56%
Length of employment:	5 years 2 months	Location:	San Angelo, TX

Home town:	San Angelo
Current & past employers:	ML Leddy's Boots, Pembrooke Ranch
Education:	Oklahoma State University-Okmulgee

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan for medical expenses that are going to occur by the end of Septmeber for my wife. I have some money saved in my savings account but would rather not use it all to pay for these expenses. I am current on all my payments and have never fallen behind in any of them. In fact our electric, gas and water bill companies have returned our deposits for paying the bills on time and having our accounts in good standing. I have been financial responsible all my life and have never needed a loan until now. My credit is excellent if not good. Some would say that my credit is not deep enough. We have been trying to get a loan through other means but interest rates are to high and they will not loan the amount we need. I have worked at the same job for 5 years and lived in the same house for 3 years. Have a letter from our landlord stating that we have been exceptional tenants and have always paid on time he says that we are welcomed back to his rental company anytime. We have rented houses from him for the past 5 years. In those five years we have never missed a payment or been penalized for late payment. We would appreciate your help in anyway seeing how we do not have health insurance so 9500.00 will help cover the expenses of the surgery and any treatment that might be needed after.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,479.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 440758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440758	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440758. Member loan 440758 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,239 / month
Current employer:	Federal Bureau of Investigation (FBI)	Debt-to-income ratio:	22.88%
Length of employment:	6 years 3 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Federal Bureau of Investigation (FBI)
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate and pay off debt. My mother passed away from cancer in 2007. Unfortunately, she did not have medical insurance. Her hospital and medication costs were astronomical and as such, two years later, I am still in debt. I work full time for the Federal government; therefore, my paycheck is secured. As already stated, this loan is strictly to pay off a very large debt. I have this debt spread out in various accounts, each with its own high interest rate. At this pace, I would never get to pay everything off. The rates offered here are lower than any I currently have. I really appreciate the financial assistance from Lending Club.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,803.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440759	$2,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440759. Member loan 440759 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Rockwell Automation Inc.	Debt-to-income ratio:	3.68%
Length of employment:	29 years 6 months	Location:	Simi Valley, CA

Home town:	cleveland, ohio
Current & past employers:	Rockwell Automation Inc.
Education:	Moorpark College

This borrower member posted the following loan description, which has not been verified:

will be moving, help pay for costs

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,669.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440762	$6,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440762. Member loan 440762 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Unemployed	Debt-to-income ratio:	9.15%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:	Miami Beach
Current & past employers:	Unemployed, Pacific Gas and Electric
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

Launching company for a patented utility footwear product. Seeking a small business loan, which will allow development of sample, production and initial inventory. Business will be small and therefore start-up costs are low at about $20,000 to launch and to operate for one month.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	49
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440813	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440813. Member loan 440813 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Iroquois County Unit 9	Debt-to-income ratio:	10.82%
Length of employment:	4 years 1 month	Location:	Watseka, IL

Home town:	East Peoria
Current & past employers:	Iroquois County Unit 9
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

Consolidation

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	72
Revolving Credit Balance:	$1,744.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440814	$12,875	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440814. Member loan 440814 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,147 / month
Current employer:	American General	Debt-to-income ratio:	24.27%
Length of employment:	4 years	Location:	modesto, CA

Home town:	Modesto
Current & past employers:	American General
Education:	mjc

This borrower member posted the following loan description, which has not been verified:

I've decided I want to go back to school and finish college but its been 5 yrs since I first left and I'm now regretting not finishing in the first place because the cost has gone up significantly and I don't qualify for any grants or federal help. So now I'm in need of a loan to continue with school or I could continue paying it with my credit card but I'd rather not since I just consolidated most of it. I've managed to pay for my first semester but I still have about 2yrs to go. My job only offers to pay for my schooling if I majored in business but I prefer the medical field.. I'm going to school to become and xray technician and currently attending a city college to get my pre-reqs out of the way and then I will transfer out. I figured I would give this a try again since it helped me out greatly before.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,048.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440817	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440817. Member loan 440817 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,950 / month
Current employer:	Union Electronics Distributors	Debt-to-income ratio:	17.23%
Length of employment:	2 years	Location:	Grant Park, IL

Home town:	Hazel Crest
Current & past employers:	Union Electronics Distributors, Carson Pirie Scott
Education:	Monmouth College

This borrower member posted the following loan description, which has not been verified:

Last October I decided to consolidate all of my debt into a personal loan after getting an ad from Discover. I have immaculate credit and I didn't want to let my credit cards amounts get out of hand. They advertised i could get a loan as low as 4.99% but when I called they refused my application because "I had not established enough credit history with their business." It blew my mind since I had been discover card member since 2003 or so and had made every payment on time. I begged them to loan me the money because I knew it would help me tremendously with repaying my high intrest rate credit card debt I had accumulated through college and before landing my job after graduation. They finally agreed to finance the loan for $10,000 at 14.99%! Just below my lowest credit card APR at the time. It was disapointing to me because I have such a good credit score. Either way I have paid a little more than the min every month on time, but I can't stand the fact my intrest rate is so high and I have 6 more years of this! I took up a second job over the summer and have some cash stashed to pay a chunk of but I still can't stand the fact my intrest is so high. I am coming to lendingclub to take out a loan on the remaining principle in hopes of a lower intrest rate and closer pay off date. Please help!

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,296.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440821	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440821. Member loan 440821 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Baxter International Inc.	Debt-to-income ratio:	13.61%
Length of employment:	8 years 5 months	Location:	Carlsbad, NM

Home town:	Scottsbluff
Current & past employers:	Baxter International Inc.
Education:	New Mexico State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Would like to payoff higher interest credit cards.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,568.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433230	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433230. Member loan 433230 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Sundance Colors	Debt-to-income ratio:	7.51%
Length of employment:	10 years	Location:	Covina, CA

Home town:	West Covina
Current & past employers:	Sundance Colors, Patriot Security
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

My first child, a son was born June 15, 2009. Unfortunately he came into this world with complications. He is healthy now and home with us! I need to take care of those bills and put that behind us. There are so many Dr.'s, Hospitals, different bills ect. I would like to put them all on one bill at a low interest rate.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,541.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439788	$14,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439788. Member loan 439788 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	16.65%
Length of employment:	2 years	Location:	CHANDLER, AZ

Home town:	sioux city
Current & past employers:	Morgan Stanley Smith Barney
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

These funds will be used fix two a/c units in the home and consolidate some other debt.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,629.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440110	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440110. Member loan 440110 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Matthews International	Debt-to-income ratio:	19.75%
Length of employment:	2 years	Location:	PITTSBURGH, PA

Home town:	Chambersburg
Current & past employers:	Matthews International, Tri tech Labs, Vertis
Education:	Texarkana College

This borrower member posted the following loan description, which has not been verified:

You had approved me for $15,000, if possible, I'd like to get the max of 20,000. I am purchasing an existing business where I only need to put up half the sale price of the business.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,992.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 440594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440594	$8,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440594. Member loan 440594 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	US Army	Debt-to-income ratio:	21.50%
Length of employment:	20 years	Location:	TONAWANDA, NY

Home town:	Yorkshire
Current & past employers:	US Army
Education:	Universaty of Maryland

This borrower member posted the following loan description, which has not been verified:

Would like loan to be payed off within3-4 years with set monthly payment.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,761.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440895	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440895. Member loan 440895 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Dairylea	Debt-to-income ratio:	23.39%
Length of employment:	8 months	Location:	NEDROW, NY

Home town:	Syracuse
Current & past employers:	Dairylea, Constellation Energy, United Way of CNY
Education:	SUNY Plattsburgh, Ithaca College

This borrower member posted the following loan description, which has not been verified:

I want to pay off a card and make some home improvements.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,057.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440900	$5,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440900. Member loan 440900 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Private Brands Sales and Marketing	Debt-to-income ratio:	4.02%
Length of employment:	1 year 10 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Private Brands Sales and Marketing, Cintas Corporation
Education:	Miami University-Oxford

This borrower member posted the following loan description, which has not been verified:

I am consolidating my debt and would love approval for the loan amount above. I have never missed a payment on any account in my life. This would be a great help to me.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 440908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440908	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440908. Member loan 440908 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,500 / month
Current employer:	CIGNA	Debt-to-income ratio:	14.04%
Length of employment:	5 years 11 months	Location:	Arlington Heights, IL

Home town:	Chicago
Current & past employers:	CIGNA, IBM
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I have a credit score of 716, have been employed as a director at the same company for 6 years, and in the same industry for 25 years. Our household income is $200K. We pay all of our bills on time. We are putting our son through college and have already tightened our belt considerably. We have some credit card debt we would like to consolidate at a lower rate so we can cancel our cards and pay off our debt in just a few years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,627.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440946	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440946. Member loan 440946 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Abt Electronics	Debt-to-income ratio:	24.99%
Length of employment:	15 years 6 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Abt Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I need to pay off some high interest credit card debt. We are both securely and gainfully employeed and would like to stop paying such high interest to the credit card companies. I feel that this loan would give us a second chance towards saving and putting some of our hard earned money back into our pockets.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,896.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440971	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440971. Member loan 440971 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Ohio State University Medical Center	Debt-to-income ratio:	22.34%
Length of employment:	5 years	Location:	Cardington, OH

Home town:	Cardington
Current & past employers:	Ohio State University Medical Center, United States Army Reserve
Education:	Regis University, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We would like to consolidate our debt due to the never ending payments to high interest. Three of the four credit cards we have has had no activity for years just us making payments and most going to interest. Hearing about Lending Club online we hope that this can be our solution to the high interest debt we have. Being a registered nurse and a military officer in the USAR we have tried to pay extra on the cards we have and made little progress, and would like a fixed rate loan so we can be debt free in three years. Very respectfully Ralph Pauley

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,705.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440980	$14,575	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440980. Member loan 440980 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,233 / month
Current employer:	SBA Network Services	Debt-to-income ratio:	24.71%
Length of employment:	2 years 4 months	Location:	Delray Beach, FL

Home town:	Bronx
Current & past employers:	SBA Network Services
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my monthly payments to a managable level and lower interest rates. I have a loan for $6300 at 12%. I have a credit card balance of $11500 at 16% I have unexpected medical bills of $2100. I just had a baby. The medical fees were a lot more than I expected and my medical insurance didn't cover as much as I thought it would. I believe on following through on commitments and paying my bills on time. I have a good and steady job that I can rely on paying my bills. This loan will help towards my new family having a less stressful life.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,277.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441025	$12,125	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441025. Member loan 441025 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	WorleyParsons	Debt-to-income ratio:	22.11%
Length of employment:	9 years 9 months	Location:	Sinking Spring, PA

Home town:	Hackettstown
Current & past employers:	WorleyParsons, ShurFine Supermarkets
Education:	Berks PennState

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my one creditcard debt to a loan installment instead. I find it cheap and easier to pay off my debt.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,029.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441032	$4,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441032. Member loan 441032 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	TeleTech Holdings, Inc.	Debt-to-income ratio:	17.77%
Length of employment:	3 years	Location:	Springfield, MO

Home town:	Pleasant Grove
Current & past employers:	TeleTech Holdings, Inc., Kelly Aerospace, Inc, Computer Technology, Inc
Education:	Bevill State Community College

This borrower member posted the following loan description, which has not been verified:

I've made a very successful move to Springfield, MO, after I made a Prosper loan to do so. I've been here in state for a year and a half now, and love the quality of life. Experian Score: 655 / Med Risk Payment History: No Derogatory/Late accounts, ever. My main deal is the fact of the Prosper loan, which is a whopping 36% interest... I found that Prosper classified me as HR, but I don't quite understand why. I will also be consolidating 4 credit cards, and saying goodbye to those, as well as 1 medical payment plan account from an ultrasound I had that luckily showed me with a clean bill of health. This loan will help drive down the total I pay every month, which will allow me to have extra money to accelerate paydown. I'll also be in a bit better position financially. I'm looking for a 3 year period. I'm tired of paying and paying, so it is HIGHLY unlikely for me to open another credit account, as when I get done with this loan, if granted, I'll save for a house. I'm single, so while I can, I want to save for the future, but still stay on top of my obligations. My job is one of the most stable in the nation. I'm a QA Champion (Site Liaison), on a global Fortune 50 computing company. Our site has had 9 out of 11 months so far as being recognized by our client for being the top site in their enterprise. Lastly, after my Six Sigma certification is complete, more doors will open within my company.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,187.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441041	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441041. Member loan 441041 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Fidelity National Financial	Debt-to-income ratio:	6.05%
Length of employment:	10 years	Location:	high Point, SC

Home town:	Raleigh
Current & past employers:	Fidelity National Financial
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a cake decorator and opening my new shop. Need funds for immediate business expenses.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,047.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441042	$20,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441042. Member loan 441042 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Colusa Unified School District	Debt-to-income ratio:	8.86%
Length of employment:	16 years 2 months	Location:	Williams, CA

Home town:	Fort Collins
Current & past employers:	Colusa Unified School District, previously self employed for 21 years
Education:	Porterville College, Sacramento State, Chapman University

This borrower member posted the following loan description, which has not been verified:

I borrowed 20,000 from a friend at 12% interest a few years ago to help my youngest child thru college. I have paid 11,000 back at 500 per month plus interest. My friend presently has a personal need for the money and has asked me if I can pay it off now. I need 9000 to satisfy this comitment and would like to consolidate my c/c debt at the same time. I have good credit and am a teacher (16 years). I have 11,000 of c/c debt. .. That is all of my debt. My net income (after all deductions including health care) is 4,000 per month x 12. My house payment is 950 including taxes and insurance) - so I have a positive cash flow. I own a dependable car and a motorcycle (both paid for, no payments). Because of the housing value decline, I presently have very little equity in my home to draw from - but, I am 61 years old and have never failed to pay any debt my entire life. I am hoping to get A 20,000 loan amortized over 3 years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,881.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441044	$3,550	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441044. Member loan 441044 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,688 / month
Current employer:	Retired	Debt-to-income ratio:	11.77%
Length of employment:	6 years 3 months	Location:	Parma, OH

Home town:	Mentor
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello and thank you for looking. I feel that I am a great loan candidate due to the fact that in over 50 years of having credit my only blemish whatsoever was when I financed a house for my daughter and she missed payments. I am far removed from that situation now (over 5 years) and my equifax score is a 770. I have almost $100,000 in credit available to me but have only used $1000 and some change. I have 2 free and clear houses that generate rental income as well as my pension and social security. This loan is for my granddaughter's nursing school (going for LPN) tuition. I understand that the payments will be my responsibility so obviously the loan will be paid. Thanks again for looking and for your investment.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$655.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 44 dated September 11, 2009